UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported)        February 14, 2003
                                                  ------------------------------

                         eRoomSystem Technologies, Inc.
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

               000-31037                                      87-0540713
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       (Commission File Number)                (IRS Employee Identification No.)

    106 East 13200 South, Draper, Utah                          84020
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  (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code        (800) 316-3070
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 6.  Other Events.

         On February 12, 2003, Lawrence S. Schroeder resigned from the Board of Directors, Audit Committee and Compensation Committee of eRoomSystem Technologies, Inc.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         eROOMSYSTEM TECHNOLOGIES, INC.
                                               (Registrant)



Date:  February 14, 2003          By:     /s/ David S. Harkness
                                        ----------------------------------------
                                        David S. Harkness
                                        Chief Executive Officer, President and
                                        Chairman


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